UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 31, 2006
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                     Southeastern Bank Financial Corporation
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               (Exact name of registrant as specified in charter)

              Georgia               0-24172             58-2005097
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          (State or other         (Commission         (IRS Employer
          jurisdiction of         File Number)      Identification No.)
           incorporation)


     3530 Wheeler Road, Augusta, GA                                      30909
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   (706) 738-6990
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement

     On March 31, 2006, Southeastern Bank Financial Corporation (the "Registrant") completed a trust preferred securities financing in the amount of $10 million. See Item 2.03 below. In connection with the financing, the Registrant entered into a Indenture, a Guarantee Agreement and an Amended and Restated Declaration of Trust filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On March 31, 2006, the Registrant completed a trust preferred securities financing in the amount of $10 million. In the transaction, the Registrant established Southeastern Bank Financial Trust II, a Delaware statutory trust (the "Trust"). The Trust issued and sold $10 million of Preferred Securities (the "Preferred Securities") in a private placement and issued $310,000 of Trust common securities (the "Common Securities") to the Registrant. The Trust used the proceeds of these issuances to purchase $10,310,000 of the Registrant's Junior Subordinated Deferrable Interest Debentures due June 15, 2036 (the "Debentures"). The Debentures and the Preferred Securities will bear interest at a three-month LIBOR rate plus 1.40%, adjusted quarterly. The Debentures are the sole assets of the Trust and are subordinate to the Registrant's senior obligations. Concurrently with the issuance of the Debentures and the Preferred Securities, the Registrant issued a guarantee related to the Preferred Securities for the benefit of the holders.

     The Debentures may be redeemed after five years, and sooner in certain specific events, including in the event that the financing is not eligible for treatment as Tier 1 capital, subject to prior approval by the Federal Reserve Board, if then required. Interest on the Debentures may be deferred at any time or from time to time for a period not exceeding 20 consecutive quarterly payments (five years), provided there is no event of default and the deferral does not extend beyond June 15, 2036.

Item 9.01     Financial Statements and Exhibits

     Exhibit 4.1     -   Indenture  between  the  Registrant  and  LaSalle  Bank
                         National Association (the "Trustee"), dated as of March
                         31,  2006.

     Exhibit 4.2     -   Guarantee  Agreement  between  the  Registrant  and the
                         Trustee,  dated  as  of  March  31,  2006.

     Exhibit 4.3     -   Amended  and  Restated  Declaration  of Trust among the
                         Registrant,  the  Trustee,  Christiana  Bank  &  Trust
                         Company and certain Administrative Trustees, dated as of March 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         SOUTHEASTERN BANK FINANCIAL CORPORATION


DATE:  April 3, 2006          By:  /s/ Darrell Rains
                                   --------------------------------------
                                         Darrell Rains
                                         Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit 4.1     -   Indenture  between  the  Registrant  and  LaSalle  Bank
                         National Association (the "Trustee"), dated as of March
                         31,  2006.

     Exhibit 4.2     -   Guarantee  Agreement  between  the  Registrant  and the
                         Trustee,  dated  as  of  March  31,  2006.

     Exhibit 4.3     -   Amended  and  Restated  Declaration  of Trust among the
                         Registrant,  the  Trustee,  Christiana  Bank  &  Trust
                         Company and certain Administrative Trustees, dated as of March 31, 2006.